ROTH 2007 OC CONFERENCE PRESENTATION

CHINA-BIOTICS                                 OTC BB: CHBT

SAFE HARBOR STATEMENT

This presentation may contain "forward-looking statements" within the meaning of the “safe-harbor”
provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of China-Biotics Inc.
(“CHBT” or the “Company”) to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

CHINA-BIOTICS, INC.

OTCBB: CHBT

Mission Statement – To become the dominant supplier of
naturally occurring pro-biotic bacteria in China.

Side Effects of Antibiotics

Disrupts the bacterial flora

Causes toxic side effect

Develops Antibiotic resistance

Overuse can impair the immune system

Benefits of Probiotics

Improves the gastrointestinal tract health

Stimulates the immune system

Helps break down nutrients properly and reduces creation of toxins

Reduces symptoms of lactose intolerance

Decreases prevalence of allergy in susceptible individuals

Reduces some of the risks associated with certain cancers

What are Probiotics?

‘Live microorganisms administered in adequate
amounts which confer a beneficial health effect on the
host.’

——Defined by F.A.O.of the United Nations

Probiotics vs. Antibiotics

Company Overview

China Biotics is one of the largest suppliers of probiotics in China.

Shining Essence (our flagship product) is one of most recognized brands in the Shanghai nutritional market.

Proprietary technology offers significant cost and product quality advantages.

Consistent Strong Growth: Revenues for 9 months of FY07 (ended
12/31/06) increased 47.6% to $22.2M and net income increased
32.7% to $8.1M with 70.7% Gross Margins.

FY06 (March 31) vs. FYO5 = Revenues were $21.9M vs. $14.4M with net income of $8.4M vs. $5.5M.

At December 31, 2006 CHBT had net cash of $25.0M.

Current production capacity is approximately 9 tons per annum and current utilization is approximately 7 tons.

CHBT is now rolling out its products across China and is preparing to enter the bulk food additive business.

CHBT is building a new plant (expected to come on line by mid
CY2008) to expand capacity by 15 X and to supply probiotics as Bulk
Food Additives.

     Capital Structure

Fully Diluted Shares Outstanding: 17.08M

Average Price Last 30 Days: US$7.63

Market Capitalization: US $120M

Total basic shares: 17.08M

Executive and Directors’ Ownership: 60.2%

Institutional Ownership: 35.9%

Accountant: BDO McCabe Co Ltd

Fiscal Year End: March 31

   Market Snapshot

Chinese affluence drives demands for health foods

Demand for functional food in China is expected to reach over USD $9.7 billion by 2010 creating a significant addressable market (Source: Pacific Bridge Medical)

Demand for Milk/Yogurt products increase significantly

Sales of yogurt drinks increased by 25% annually during both 2005 and 2006

Chinese National Bureau of Statistics forecasts a 10-fold increase in domestic dairy consumption from 2007 - 2015

Jan. 8, 2007 – Morgan Stanley and Goldman Sachs collectively invest $73 million in China milk-
based manufacturer Taizinai Group

It is estimated 150,000 tons of lactobacillus yogurt drinks are produced annually in China.

China has limited probiotic production capacity

For Bulk Additives, currently food manufacturers either import the raw materials necessary to make their own or order finished product from foreign manufacturers

This creates significant inefficiencies in both cost and probiotic efficacy

Restricted Use of Antibiotics Stimulates Probiotic Demand

China has a serious problem with antibiotics abuse and has shifted its focus toward fortification of foods with probiotics

W.H.O cautioned that the ‘super-disease’ will result from antibiotic abuse

Chinese government cut antibiotics retail prices by 60% (to drive down the # of suppliers) and in
July 2004 made antibiotics prescription drugs

Market Size and Growth

10,600

1,000

600

2,500

6,500

2010

3,400

300

100

1,000

2,000

2006

Total

Others

Health Care
Products

Animal
Feed

Milk
Products

Year

Chinese Probiotic Usage and Growth

(Metric Tons)

      Source: Domestic Probiotics Market Analysis and Forecast Report by Beijing Leadership
Management Consulting Co. Limited

Revenue

Cost of goods sold

Gross profit

Operating expenses

Pre-tax income

Net income

Growth

31.2%

33.1%

30.5%

101.1%

15.4%

23.1%

3Q07

ended

12/31/06

$8.8M

$2.5M

$6.3M

$1.6M

$4.6M

$3.6M

3Q06

ended

12/31/05

$6.7M

$1.9M

$4.8M

$0.8M

$4.0M

$2.9M

Financial  Highlights

Income Statement

(3 Month results)

Gross margins were 71.4% and Net margins were 41.1% for 3Q07

         New Production Facility

NEW PRODUCTION FACILITY

Projected to be Online by the Mid CY 2008

Phase 1 = 150 Tons of Production Capacity and is scalable

    in the future to 300 Tons during Phase II expansion

Initial Revenue Opportunity for Phase I is $90 M annually

Production Process

Current Facility

A leased factory and warehouse with a
level 100 clean room – ISO9001 & 14001
– maintains all 4 German TUV
certifications

22 million capsules per month: maximum
production capacity is approximately 9
tons per annum

Bulk Manufacturing Facility

Initial capacity of 150 tons per annum
with plans to double this to 300 tons per
annum.

Current import bulk probiotic additive
price = $3,750/Kg

Significant cost advantage: with bulk price
at a fraction of the import price – CBHT
can maintain or improve profit margins

The only probiotics plant currently in
planning in China that will be able to meet
the demands for bulk additives

Opportunity to gain substantial market
share

Facility and Production Process

Shining Essence - Key Components: L. acidophilus & B. bifidium, balances the microecology of the digestive system, enhances intestinal health and protects/strengthens liver function

Shining Signal - Key Components: Monascus rice and L. acidophilus, reduces high blood pressure, high blood sugar level, and hyperlipidemia

Shining Golden Shield - Key Components: B. adolescentis and
lentinusedodes, enhances the body’s immune system

Shining Energy - Key Components: Vitamins C, L, Arginine, and other amino acids facilitate and promote the development of brain cells, enhance alertness and energy as well as restore brain and body energy

Current Key Products

New Product Development

Additives for yogurts – Live bacteria that are essential to the formation of yogurt based drinks, which was one of the fastest growing food product segments in China in 2005 and 2006

Additives for milk Powder - Live bacteria that are commonly added to infant formula and milk powder to improve digestion

  10 NEW PRODUCTS SLATED FOR RELEASE IN 2007

Diverse Product Portfolio

      Distribution – Current and Planned

Superstore

Retailer/Pharmacy

Milk/Yogurt Products via Bulk Additives

Retail store/training and logistics center

      New Manufacturing Facility

Balance Sheet Highlights

$20.8M

Shareholders’ Equity

$22.7M

Current Liabilities

$43.5M

Total Assets

$40.9M

Current Assets

As of

3/31/06

*  Note: Includes a $ 9 M contingent tax provision resulting from reorganization that management believes will never materialize.
However, the amount is booked and carried on balance sheet as a conservative presentation.

Cash and Cash Equivalents

As of

12/31/06

$25.0M

$19.8M

$31.8M

$33.4M

$21.1M

$12.3M

Tax Liability

$17.3M *

$15.3M

Accounts Receivable

$14.6M

$10.9M

       Mr. Song Jinan, Chairman and CEO

Founder and Chief Executive Officer since 1999, Significant Shareholder

Bachelor’s Degree in Polymers from the University of Hei Long Jiang and Masters degree in Politics and Economics from Harbin Industrial University

       Mr. Raymond Li, CFO

20 years of finance and accounting experience

Previous experience includes financial controller of a Hong Kong listed company.

Member of the Hong Kong Institute of Certified Public Accountants.

  Mr. Henry Tai, VP Corporate Development

20 years experience in direct investments, corporate finance and auditing

Will facilitate corporate communication with shareholders

  Mr. Simon Yick, Independent Director

20 years experience in corporate finance, direct investment and auditing.

Will chair the audit committee of the company

       Dr. Chin Ji Wei, Independent Director

20 years of academic experience in the field of horticulture.  Authored over 50 papers and has been awarded three invention patents, two utility patents and the Science and
Progressive Award.

       Dr. Du Wen Min, Independent Director

Member of the Company’s technical advisory panel.

Current Chairman of the Technology Information Institute and member of the Chinese
Medical and Pharmacy Association.

Management Team

Contact Information

China-Biotics, Inc.

No. 999 Ningqiao Road,

Jinqiao Export Processing Zone,

Pudong, Shanghai 201206, China

Phone:  (86) 21-58349748
E-mail: info@chn-biotics.com

Investor Relations Contact:

HC International

Matthew Hayden, President

Phone: (858) 704-5065

Cell Phone: (760) 613-3695

E-mail:matt@haydenir.com